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                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------

         We hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of our report dated March 19, 2001 relating to the financial statements and financial statement schedule, which appears in Regent Communications, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2000. We also consent to the reference to us under the headings "Experts" in such Registration Statement.

/s/ PricewaterhouseCoopers LLP
Cincinnati, Ohio
December 5, 2001